October 29, 2002

                SUPPLEMENT TO THE JANUARY 28, 2002 PROSPECTUS OF
                        PIONEER SCIENCE & TECHNOLOGY FUND


The board of trustees has authorized the liquidation of the fund. The liquidation is expected to occur as of January 10, 2003 (liquidation date). Effective November 1, 2002, the fund will no longer offer its shares. The following information supplements the corresponding section in the prospectus. Please consult the prospectus for the full text of the revised section. Prior to the fund's liquidation, all or a substantial portion of its assets may be invested in cash, cash equivalents and debt securities with remaining maturities of less than one year. When invested in such instruments in anticipation of the liquidation, the fund may not be able to achieve its investment objective.

BUYING, EXCHANGING AND SELLING SHARES

BUYING
BUYING SHARES
Effective November 1, 2002, the fund will no longer accept requests to purchase shares of the fund, exchange into the fund or establish new accounts in the fund. The fund may accept additional investments from established employer-sponsored retirement plan accounts. The fund will allow transfers in connection with the re-registration of existing accounts.

SALES CHARGES
If, on or after November 1, 2002, you redeem Class A or Class C shares purchased on or after July 1, 2002, the distributor will rebate all front-end sales charges paid on those shares.

If, on or after November 1, 2002, you redeem shares that are subject to a contingent deferred sales charge, the distributor will waive any applicable contingent deferred sales charge.

EXCESSIVE TRADING/EXCHANGE LIMITATION
After November 1, 2002 and through the liquidation date, the distributor and the transfer agent will not enforce the excessive trading restriction on exchange redemptions valued at more than $25,000.









                                                                   12606-00-1002
                                        (C) 2002 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds